INCOME TAXES (Details 1) (USD $)	12 Months Ended
	Oct. 31, 2012	Oct. 31, 2011	Oct. 31, 2010
Income Tax Disclosure [Abstract]
Computed at statutory rate	$ (845,000)	$ (1,330,000)	$ (2,039,000)
State income taxes, net of federal income tax	(433,000)	2,000	(121,000)
Nondeductible expenses	1,000	1,000	(24,000)
Other	5,000	0	1,000
(Credit) provision for income taxes from continuing operations	$ (1,272,000)	$ (1,327,000)	$ (2,183,000)